united states

securities and exchange commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement
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Synthesis Energy Systems, Inc.

(Name of Registrant as specified in its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

This filing consists of (i) a press release released by Synthesis Energy Systems, Inc. (the “Company”) on March 21, 2013 announcing an update on gasifier operations at its Yima Joint Venture plant and (ii) a press release released by the Company on March 25, 2013 announcing that it entered into an exclusive marketing and engineering agreement with Simon India Limited to exclusively market the Company’s gasification technology for projects in India.

Additional Information

In connection with the proposed transaction with ZJX and China Energy, the Company has filed a preliminary proxy statement, and intends to file a definitive proxy statement, with the SEC and to mail the definitive proxy statement to the Company’s stockholders. The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction. Information about the transaction is set forth in the preliminary proxy statement filed, and will be set forth in the definitive proxy statements to be filed, by the Company with the SEC.

You may obtain the preliminary proxy statement, and when available the definitive proxy statement, for free by visiting EDGAR on the SEC web site at www.sec.gov. Stockholders and investors should read the definitive proxy statement carefully before making any voting or investment decision because that document will contain important information.

Synthesis Energy Systems Enters Joint Marketing Agreement with Simon India Limited

SES and Simon India to Promote Each Other’s Capabilities for Gasification Projects

in India

HOUSTON, March 25, 2013 - Synthesis Energy Systems, Inc. (Nasdaq: SYMX) (“SES”) has entered into an exclusive marketing and engineering agreement with Simon India Limited (“SIL”) to exclusively market SES’ gasification technology for projects in India.

SIL is an engineering, procurement, and construction (“EPC”) company and wholly owned subsidiary of Zuari Global Ltd. of India. SES’ advanced and commercially proven gasification technology is extremely well-suited for the high-ash coals that make up more than 80 percent of the domestically available coal in India.

As part of the agreement, SES will exclusively use SIL for all engineering work it performs for any Indian gasification projects that it is awarded. SES will also train SIL on its proprietary technology and process design techniques to enable SIL to eventually produce SES’ engineering packages for all its Indian projects.

Robert Rigdon, president and CEO of SES, stated, “This marketing and engineering agreement with Simon represents an expansion of our marketing efforts in India. Simon is a strong partner for the execution of our engineering work for projects in India, and we look to build on that relationship to allow for Simon to be our global engineering partner. India is an excellent market for our technology, and we believe having an in-country partner with the strengths of Simon will further our capabilities to deploy our technology in this rapidly emerging market.”

Sharad Nandurdikar, managing director of SIL, said, “Simon is confident in the ability of SES’ technology to be deployed at a great scale in India, and we are excited to partner with them to make that happen. Our engineering team in New Delhi conducted an exhaustive study of a number of other gasification technologies and found SES’s technology to be the best suited for high ash Indian coals and lignites. We look forward to working with SES to develop the first project in India for SES’ gasification technology.”

About Synthesis Energy Systems, Inc.

SES provides technology, equipment and engineering services for the conversion of low rank, low cost coal and biomass feedstocks into energy and chemical products. Its strategy is to create value through providing technology and equipment in regions where low rank coals and biomass feedstocks can be profitably converted into high value products through its proprietary U-GAS® fluidized bed gasification technology, which SES licenses from the Gas Technology Institute. U-GAS® gasifies coal cost effectively, without many of the harmful emissions normally associated with coal combustion plants. The primary advantages of U-GAS® relative to other gasification technologies are (a) greater fuel flexibility provided by the ability of SES to use all ranks of coal (including low rank, high ash and high moisture coals, which are significantly cheaper than higher grade coals), many coal waste products and biomass feed stocks; and (b) the ability of SES to operate efficiently on a smaller scale, which enables the construction of plants more quickly, at a lower capital cost, and, in many cases, in closer proximity to coal sources. SES currently has offices in Houston, Texas, and Shanghai, China. For more information on SES, please visit www.synthesisenergy.com or call (713) 579-0600.

About Simon India Ltd.

Simon India Limited, a wholly-owned subsidiary of Zuari Global Limited, is in the business of executing Engineering, Procurement & Construction (EPC) projects in the technology segments of process plants, infrastructure, chemicals, fertilisers, oil & gas, petrochemicals, power and cement.

SIL’s workforce is made up of highly experienced professionals from a range of industries.

Besides executing EPC projects, SIL also offers services for pre-project feasibility studies, plant revamps and retrofits, emissions and pollution abatement, cross-country pipe-lines, petroleum and chemical storage etc. SIL has executed large-scale projects for premier clients in the aforementioned industry segments in India as well as overseas.

For more information on SIL, please visit www.simonindia.com or call +91 11 42602222 or +91 11 46602222.

About Zuari Global Ltd.

Zuari Global Limited, erstwhile Zuari Industries Limited, is part of Adventz Group and has been the principal promoter entity for the Zuari Group of Companies, with forays into fertiliser, seeds, engineering, lifestyle industries and services. Besides growing the fertiliser business of the group to its present preeminent status as one of India's leading fertiliser conglomerates, it has a substantial presence in the areas of pesticides, financial services, RTA furniture and oil tanking through several subsidiaries and joint ventures.

Companies that are part of Zuari Global Limited include Simon India Ltd. (SIL), Adventz Infraworld India Ltd., Indian Furniture Products Ltd. (IFPL), Zuari Investments Ltd. and Zuari Indian Oiltanking Ltd., a 50:50 joint venture with Indian Oiltanking Ltd.

Zuari Global's businesses have played a pivotal role in positively contributing to the Indian economy and have over the years generated employment for thousands of Indians, who have made the Adventz Group into a Rs 12,000 crore conglomerate.

For more information on Zuari Global, please visit www.adventz.com/businesses-zuari-global.php.

SES Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the early stage of development of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations including its China platform initiative, its ability to reduce operating costs, the limited history and viability of its technology, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries, its ability to diversify, its ability to complete the restructuring of the ZZ Joint Venture, its ability to obtain the necessary approvals and permits for its future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project as well as the ability of the Yima project to produce revenues and earnings, the sufficiency of internal controls and procedures, its ability to effect the proposed ZJX/China Energy transaction based on its ongoing discussions with ZJX and China Energy, its ability to grow its business and generate revenues and earnings as a result of its proposed China and India platform initiatives and its relationship with Crystal Vision Energy, as well as its joint venture with Midas Resource Partners. Although SES believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

Important Notice from SES

In connection with the proposed ZJX/China Energy transaction, SES has filed a preliminary proxy statement, and intends to file a definitive proxy statement, with the SEC and intends to mail the definitive proxy statement to the stockholders of SES. SES and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of SES in connection with the transaction. Information about the transaction is set forth in the preliminary proxy statement filed, and will be set forth in the definitive proxy statement to be filed by SES with the SEC.

You may obtain the preliminary statement and, when available, the definitive proxy statement, for free by visiting EDGAR on the SEC website at www.sec.gov. Investors should read the definitive proxy statement carefully before making any voting or investment decision because that document will contain important information.

Contact:

Synthesis Energy Systems, Inc.	MBS Value Partners, LLC
Kevin Kelly	Matthew D. Haines
Chief Accounting Officer	Managing Director
(713) 579-0600	(212) 710-9686
Kevin.Kelly@synthesisenergy.com	Matt.Haines@mbsvalue.com

Feintuch Communications (Media)

Richard Anderson

Senior Managing Director

(718) 986-1596

SES@feintuchpr.com

Third and Final Gasifier Operation Begins at

Synthesis Energy Systems’ Yima Joint Venture Plant

Commissioning Progress on Plan with Early Summer Target for Methanol Production

HOUSTON, March 21, 2013 -- Synthesis Energy Systems, Inc. (Nasdaq: SYMX) ("SES") has completed another important milestone leading toward the final commissioning of its Yima Joint Venture project in Henan Province, China – the beginning of operation of the third and final gasification train.

The first gasification system was placed into operation and produced initial methanol from the plant in December 2012. It was followed by the successful simultaneous operation of two gasification trains in February 2013 and the continuing production of raw methanol. The Yima JV continues to complete all of the remaining required commissioning steps and is increasing the production of methanol, as planned, in order for the plant to become fully operational at commercial scale.

"The Yima JV plant is progressing as expected with the third gasifier now beginning operations. The third gasification system is designed to allow the plant to operate with high reliability in order to meet our annual production of methanol,” said Robert Rigdon, president and CEO of SES. “Our Yima JV plant is designed to produce 300,000 tonnes of methanol per year from two operating gasification systems. This joint venture is an important validation of our technology and design and we expect it to provide meaningful cash flows for the Company. The plant is moving to full scale, steady-state operation with methanol production, which is expected around early summer."

About Synthesis Energy Systems, Inc.

SES provides technology, equipment and engineering services for the conversion of low rank, low cost coal and biomass feedstocks into energy and chemical products. Its strategy is to create value through providing technology and equipment in regions where low rank coals and biomass feedstocks can be profitably converted into high value products through its proprietary U-GAS® fluidized bed gasification technology, which SES licenses from the Gas Technology Institute. U-GAS® gasifies coal cost effectively, without many of the harmful emissions normally associated with coal combustion plants. The primary advantages of U-GAS® relative to other gasification technologies are (a) greater fuel flexibility provided by the ability of SES to use all ranks of coal (including low rank, high ash and high moisture coals, which are significantly cheaper than higher grade coals), many coal waste products and biomass feed stocks; and (b) the ability of SES to operate efficiently on a smaller scale, which enables the construction of plants more quickly, at a lower capital cost, and, in many cases, in closer proximity to coal sources. SES currently has offices in Houston, Texas, and Shanghai, China. For more information on SES, please visit www.synthesisenergy.com or call (713) 579-0600.

SES Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the early stage of development of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations including its China platform initiative, its ability to reduce operating costs, the limited history and viability of its technology, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries, its ability to diversify, its ability to complete the restructuring of the ZZ Joint Venture, its ability to obtain the necessary approvals and permits for its future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project as well as the ability of the Yima project to produce revenues and earnings, the sufficiency of internal controls and procedures, its ability to effect the proposed ZJX/China Energy transaction based on its ongoing discussions with ZJX and China Energy, its ability to grow its business and generate revenues and earnings as a result of its proposed China and India platform initiatives and its relationship with Crystal Vision Energy, as well as its joint venture with Midas Resource Partners. Although SES believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct.

Important Notice from SES

In connection with the proposed ZJX/China Energy transaction, SES has filed a preliminary proxy statement, and intends to file a definitive proxy statement, with the SEC and intends to mail the definitive proxy statement to the stockholders of SES. SES and its directors and officers may be deemed to be participants in the solicitation of proxies from the stockholders of SES in connection with the transaction. Information about the transaction is set forth in the preliminary proxy statement filed, and will be set forth in the definitive proxy statement to be filed by SES with the SEC.

You may obtain the preliminary statement and, when available, the definitive proxy statement, for free by visiting EDGAR on the SEC website at www.sec.gov. Investors should read the definitive proxy statement carefully before making any voting or investment decision because that document will contain important information.

Contact:

Synthesis Energy Systems, Inc.

Kevin Kelly

Chief Accounting Officer

(713) 579-0600

Kevin.Kelly@synthesisenergy.com

MBS Value Partners, LLC

Matthew D. Haines (Investors)

Managing Director

(212) 710-9686

Matt.Haines@mbsvalue.com

Feintuch Communications (Media)

Richard Anderson

Senior Managing Director

(718) 986-1596

SES@feintuchpr.com